UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): October 9, 2007


                           Family Dollar Stores, Inc.
               (Exact name of registrant as specified in charter)


           Delaware                     1-6807                   56-0942963
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)


    P.O. Box 1017, 10401 Monroe Road
        Charlotte, North Carolina                                28201-1017
(Address of Principal Executive Offices)                         (Zip Code)


       Registrant's telephone number, including area code: (704) 847-6961



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors;
           Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     At a meeting held on October 9, 2007, the Compensation Committee of the Board of Directors of Family Dollar Stores, Inc. (the "Company") approved annual compensation packages for the Company's principal executive officer ("PEO"), principal financial officer ("PFO") and the three most highly compensated executive officers other than the PEO and PFO who were serving as executive officers of the Company at the end of the Company's fiscal year ended September 1, 2007 (collectively, "named executive officers"), as follows:

--------------------------------------------------------------------------------
      Name          Base    Cash Bonus  Stock Options  Target Performance Share
                   Salary   Award Plan                       Grants (3 Year
                            Percentage                    Performance Period)
--------------------------------------------------------------------------------
Howard R. Levine  $880,000     100%        165,367               51,527
(PEO)
--------------------------------------------------------------------------------
R. James Kelly    $650,000      75%        121,334               37,807
--------------------------------------------------------------------------------
Robert George     $390,000      55%         26,934                8,393
--------------------------------------------------------------------------------
Charlie Gibson    $357,000      55%         26,667                8,310
--------------------------------------------------------------------------------
Kenneth T. Smith  $250,000      40%         13,334                4,155
(PFO)
--------------------------------------------------------------------------------

     The foregoing does not constitute a complete summary of the compensation terms of the named executive officers and reference is made to the following Company plans with respect to various aspects of the compensation packages awarded to each named executive officer: (i) Family Dollar Stores, Inc. 2006 Incentive Plan (filed as Exhibit 10.1 to the Company's Form 8-K filed with the SEC on January 25, 2006); (ii) Family Dollar Stores, Inc. 2006 Incentive Plan Guidelines for Long-Term Incentive Performance Share Rights Awards (filed as
Exhibit 10.4 to the  Company's  Form 10-Q filed with the SEC on April 12, 2007);
(iii) Family Dollar Stores, Inc. 2006 Incentive Plan 2006 Non-Qualified Stock Option Grant Program (filed as Exhibit 10.3 to the Company's Form 8-K filed with the SEC on January 25, 2006); and (iv) the Family Dollar Stores, Inc. 2006 Incentive Plan Guidelines for Annual Cash Bonus Awards (filed as Exhibit 10 to the Company's Form 8-K filed with the SEC on September 4, 2007).

     Reference is also made to (i) the employment agreements between the Company and Messrs. Levine and Kelly, which have been previously filed as Exhibits 10.2 and 10.3, respectively, to the Company's report on Form 8-K filed with the SEC on August 24, 2005 (along with amendments to such agreements, filed as Exhibits
10.2 and 10.3 to the Company's report on Form 8-K filed with the SEC on August 21, 2006), (ii) the Employment Agreement between the Company and Mr. George, filed as Exhibit 10 to the Company's report on Form 8-K filed with the SEC on November 25, 2005, and (iii) the Employment Agreement between the Company and Mr. Gibson, filed as Exhibit 10.32 to the Company's Form 10-K filed with the SEC on November 7, 2005.

Item 7.01. Regulation FD Disclosure.

     On October 11, 2007, Family Dollar Stores, Inc. issued a news release which reported sales for the five weeks ended October 6, 2007.

     A copy of the news release is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits

99 - News Release dated October 11, 2007

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               FAMILY DOLLAR STORES, INC.
                                       -----------------------------------------
                                                      (Registrant)


Date: October 11, 2007                 By: /s/ Janet G. Kelley
                                           -------------------------------------
                                           Janet G. Kelley
                                           Senior Vice President-General Counsel
                                           and Secretary

Exhibit Index
-------------

              Exhibit No.        Document Description
              -----------        --------------------
                  99             News Release dated October 11, 2007